CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of our report dated October 26, 2004, relating to the financial statements of Vincera, Inc. (formerly Smarte Solutions, Inc.) as of and for the years ended December 31, 2003 and 2002 which report includes an explanatory paragraph as to an uncertainty with respect to Vincera, Inc.'s ability to continue as a going concern, and to the reference to our firm under the caption "Experts" in the prospectus.

/s/ Helin, Donovan, Trubee & Wilkinson, LLP
Austin, Texas
November 22, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of our report dated October 26, 2004, relating to the financial statements of Vincera, Inc. (formerly Smarte Solutions, Inc.) as of and for the nine months ended September 30, 2004 and 2003 which report includes an explanatory paragraph as to an uncertainty with respect to Vincera, Inc.'s ability to continue as a going concern, and to the reference to our firm under the caption "Experts" in the prospectus.

/s/ Helin, Donovan, Trubee & Wilkinson, LLP
Austin, Texas
November 22, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of our report dated July 27, 2004, relating to the financial statements of Vincera Software, Inc. as of and for the six months ended June 30, 2004 and 2003 which report includes an explanatory paragraph as to an uncertainty with respect to Vincera Software, Inc.'s ability to continue as a going concern, and to the reference to our firm under the caption "Experts" in the prospectus.

/s/ Helin, Donovan, Trubee & Wilkinson, LLP
Austin, Texas
November 22, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of our report dated July 27, 2004, relating to the financial statements of Vincera Software, Inc. as of and for the year ended December 31, 2003 and 2002 which report includes an explanatory paragraph as to an uncertainty with respect to Vincera Software, Inc.'s ability to continue as a going concern, and to the reference to our firm under the caption "Experts" in the prospectus.

/s/ Helin, Donovan, Trubee & Wilkinson, LLP
Austin, Texas
November 22, 2004